CALVERT BOND FUND

CALVERT CORE BOND FUND

CALVERT GREEN BOND FUND

CALVERT HIGH YIELD BOND FUND

CALVERT INCOME FUND

CALVERT MORTGAGE ACCESS FUND

CALVERT SHORT DURATION INCOME FUND

(collectively, the “Funds”)

Supplement to Statutory Prospectus dated February 1, 2026

as may be supplemented and/or revised from time to time

The following replaces the sixteenth paragraph under “Mortgage Access Fund” under “Management.” in “Management and Organization” in the Funds’ Statutory Prospectus:

Mortgage Access Fund. Pursuant to its investment advisory agreement for the Fund, CRM receives a monthly advisory fee equal to 0.28% annually of the Fund’s average daily net assets. For the fiscal year ended September 30, 2025, the effective annual rate of advisory fee paid to CRM was 0.28% of average daily net assets. The portfolio managers of the Fund are Gregory A. Finck (since February 2026), Tara O’Brien (since February 2026) and Andrew Szczurowski, CFA (since inception). Messrs. Finck and Szczurowski are Managing Directors of Morgan Stanley and Vice Presidents of CRM. Ms. O’Brien is an Executive Director of Morgan Stanley and Vice President of CRM. Messrs. Finck and Szczurowski and Ms. O’Brien have been employees of the Morgan Stanley organization for more than five years and currently manage other funds and portfolios.

September 15, 2026	48700-00 9.15.26